UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exclusive License Agreement

On March 4, 2021, Sorrento Therapeutics, Inc. (the “Company”) entered into an exclusive license agreement (the “License Agreement”) with Icahn School of Medicine at Mount Sinai (“Mount Sinai”). Pursuant to the License Agreement, among other things, Mount Sinai granted the Company a worldwide, exclusive, sublicensable license to certain of Mount Sinai’s patents and monoclonal antibodies and a worldwide, non-exclusive, sublicensable license to certain of Mount Sinai’s technical information to develop, manufacture, commercialize, and exploit related products and services (“Licensed Products”) for all fields, uses, and applications, including for the diagnosis, prevention, treatment, and cure of coronavirus.

As consideration for the license under the License Agreement, the Company agreed to (i) enter into a stock purchase agreement to sell the Shares (as defined below) to Mount Sinai, and (ii) pay to Mount Sinai certain milestone payments upon the achievement of certain clinical trial and regulatory milestones.

The Company will also pay Mount Sinai royalties in the low-single digit to mid-single digit percentages of annual net sales of Licensed Products by the Company and a share of any sublicense revenue received by the Company from sublicensees.

The foregoing summary of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement. A copy of the License Agreement will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2021 (the “Form 10-Q”) or via an amendment to this Current Report on Form 8-K. Certain terms of the License Agreement have been omitted from this Current Report on Form 8-K and will be omitted from the version of the License Agreement to be filed as an exhibit to the Form 10-Q or via an amendment to this Current Report on Form 8-K pursuant to Item 601(b)(10) of Regulation S-K because such terms are both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

The representations, warranties and covenants contained in the License Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the License Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the License Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the License Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Stock Purchase Agreement

In connection with the License Agreement, on March 4, 2021, the Company and Mount Sinai also entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell to Mount Sinai a number of shares of its Common Stock (the “Shares”) equal to the quotient of (a) $7.5 million divided by (b) the Price Per Share (as defined below). The Price Per Share shall be the lower of (i) the closing price per shares of the Common Stock on the date of the Purchase Agreement and (ii) the weighted average closing price of the Common Stock, as reported on The Nasdaq Stock Market LLC, for the 11 consecutive trading days beginning on the fifth trading day prior to the date of the Purchase Agreement and ending on the fifth trading day following the date of the Purchase Agreement.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed with the SEC as an exhibit to the Form 10-Q or via an amendment to this Current Report on Form 8-K.

Registration Rights Agreement

In connection with the License Agreement, on March 4, 2021, the Company and Mount Sinai also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file and keep effective one or more registration statements (the “Registration Statements”) with the SEC under the Securities Act of 1933, as amended, relating to the resale by Mount Sinai of the Shares. Under the Registration Rights Agreement, the Company is required to file such Registration Statements with the SEC within 60 days following the date on which the Shares are issued to Mount Sinai.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which will be filed with the SEC as an exhibit to the Form 10-Q or via an amendment to this Current Report on Form 8-K.

Item 8.01. Other Events.

On March 9, 2021, the Company issued a press release announcing its entry into the License Agreement. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 9, 2021.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: March 9, 2021	By:	/s/ Henry Ji, Ph.D.
		Name:	Henry Ji, Ph.D.
		Title:	Chairman of the Board, President and Chief Executive Officer